UBS U.S. Allocation Fund

Supplement to the prospectus relating to Class A, Class B, Class C and Class Y Shares and the Statement of Additional Information (“SAI”), each dated December 29, 2009, as supplemented

May 28, 2010

Dear Investor,

The prospectus and SAI are hereby revised as follows:

1. Minimum Initial Investment Amount for Class Y Shares

The purpose of this supplement is to update information regarding the minimum initial investment amount for Class Y shares. Effective May 25, 2010, the minimum initial investment amount for Class Y shares was reduced from $10 million to $5 million.

The Section captioned “Managing your fund account” and sub-headed “Class A shares” on page 12 of the prospectus is revised by replacing the second full paragraph in its entirety with the following:

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Section captioned “Managing your fund account” and sub-headed “Class Y shares” on page 18 of the prospectus is revised by replacing the first full paragraph in its entirety with the following:

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to May 25, 2010, UBS Global AM (US), the principal underwriter of the fund, made payments out of its own resources to certain affiliated (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)’s sole discretion. Only specific types of investors can purchase Class Y shares.

ZS-420

The Section captioned “Managing your fund account” and sub-headed “Class Y shares” beginning on page 18 of the prospectus is revised by replacing the eighth bullet in its entirety with the following:

•	Shareholders who invest a minimum initial amount of $5 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

The Section captioned “Reduced sales charges; additional purchase, exchange and redemption information; and other services” and sub-headed “Payments by UBS Global AM (US)—Class Y shares” on page 49 of the SAI is revised by replacing the entire section in its entirety with the following:

Payments by UBS Global AM (US)—Class Y shares.Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to May 25,

2010, as principal underwriter of the Class Y shares, UBS Global AM (US) made payments out of its own resources to certain dealers who sold Class Y shares of the Family Funds (“Family Funds” include the fund, other UBS funds, UBS PACE® Select funds and other funds for which UBS Global AM (US) serves as principal underwriter) to shareholders who bought $10 million or more at any one time. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)’s sole discretion.

2. Fund Officers
Mark E. Carver has succeeded Kai R. Sotorp as president of the fund.

The Section captioned “Organization of the Trust; trustees and officers; principal holders and management ownership of securities” and sub-headed “Officers” beginning on page 30 of the SAI is revised by replacing the biography of Kai R. Sotorp with the following:

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.